                                                              Exhibit 24


                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 25th day of August, 1996.


                                                  /s/ William W. Adams
                                                -------------------------
                                                      WILLIAM W. ADAMS

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 26th day of August, 1996.


                                                  /s/ William O. Albertini
                                                -----------------------------
                                                      WILLIAM O. ALBERTINI

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 27th day of August, 1996.


                                                  /s/ Lawrence T. Babbio, Jr.
                                                -------------------------------
                                                      LAWRENCE T. BABBIO, JR.

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 25th day of August, 1996.


                                                  /s/ Thomas E. Bolger
                                                -------------------------
                                                      THOMAS E. BOLGER

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 24th day of August, 1996.


                                                  /s/ Frank C. Carlucci
                                               -----------------------------
                                                      FRANK C. CARLUCCI

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 27th day of August, 1996.


                                                  /s/ James G. Cullen
                                                -------------------------
                                                      JAMES G. CULLEN

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 26th day of August, 1996.


                                                  /s/ James H. Gilliam, Jr.
                                                -----------------------------
                                                      JAMES H. GILLIAM, JR.

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 28th day of August, 1996.


                                                  /s/ Thomas H. Kean
                                                -----------------------------
                                                      THOMAS H. KEAN

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 26th day of August, 1996.


                                                  /s/ John F. Maypole
                                                -----------------------------
                                                      JOHN F. MAYPOLE

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 27th day of August, 1996.


                                                  /s/ Joseph Neubauer
                                                -----------------------------
                                                      JOSEPH NEUBAUER

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 23rd day of August, 1996.


                                                  /s/ Thomas H. O'Brien
                                                -----------------------------
                                                      THOMAS H. O'BRIEN

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 26th day of August, 1996.


                                                  /s/ Eckhard Pfeiffer
                                                -----------------------------
                                                      ECKHARD PFEIFFER

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 27th day of August, 1996.


                                                  /s/ Rozanne L. Ridgway
                                                -----------------------------
                                                      ROZANNE L. RIDGWAY

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints William O. Albertini, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 27th day of August, 1996.


                                                  /s/ Raymond W. Smith
                                                -----------------------------
                                                      RAYMOND W. SMITH

                                POWER OF ATTORNEY

      WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the proposed merger of a subsidiary of the Company and NYNEX Corporation.

      NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned, for the purpose of executing and filing such Registration Statement or any amendment thereto, hereby giving said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this POWER OF ATTORNEY this 5th day of September, 1996.


                                                  /s/ Doreen A. Toben
                                                -----------------------------
                                                      DOREEN A. TOBEN